Exhibit 99.1

LM Funding America, Inc. Reports Financial Results and Provides Business Update for the Second Quarter of 2024

Mined 44.1 Bitcoins in Q2 2024 Valued at Approximately $2.9 Million at an Average
Market Revenue Value of Approximately $66,000 per Bitcoin

Held 160.4 Bitcoin at June 30, 2024, Valued at Approximately $10.0 Million Based on Bitcoin Price of $62,500

Reports Working Capital of Approximately $8.4 Million as of June 30, 2024

Conference Call to Be Held Today at 11:00 am ET

TAMPA, FL, August 14 2024—LM Funding America, Inc. (NASDAQ: LMFA) (“LM Funding” or the “Company”), a cryptocurrency mining and technology-based specialty finance company, today provided a business update and reported financial results for the three and six months ended June 30, 2024.

Operational Highlights

•
Bitcoin Mining: Mined 44.1 Bitcoins in Q2 2024, generating approximately $2.9 million in revenue at an average Bitcoin price of $65,600.
•
Bitcoin Holdings: As of June 30, 2024, the Company held 160.4 Bitcoins valued at approximately $10.0 million.
•
Revenue Impact: Total revenue for the second quarter of 2024 was approximately $3.0 million, a decrease of $184 thousand from the same period last year, primarily due to the anticipated effects of the April 2024 Bitcoin halving event.
•
Net Loss: The net loss for the second quarter was $6.6 million compared to a net loss of $5.6 million for the comparable quarter in 2023.

Bruce Rodgers, Chairman and CEO of LM Funding, remarked, "The industry experienced a Bitcoin halving event in April, which resulted in a 50% reduction of the rewards that miners receive. Despite this transition, we successfully mined 44.1 Bitcoins valued at roughly $2.9 million. Fortunately, several unfavorable hosting contracts have now expired, and we are currently in the process of relocating our machines to cost effective mining sites including a potential 72 MW site in Texas that we have under LOI."

Strategic Developments

•
Hosting Facility Expansion: In collaboration with Arthur Mining Inc., LM Funding expanded a new 15 MW hosting facility near Oklahoma City, relocating about 3,000 Antminer S19j Pro machines. These machines are hosted at cost for ten months, significantly reducing operating expenses.

•
Future Growth with Texas Site: A Letter of Intent to acquire a hosting site in Texas with 12 MW of power and potential expansion of 60 MW to further optimize mining operations.
•
Expansion Funding: Completed a $5 million secured non-convertible loan facility, effective August 6, 2024. The proceeds from this facility will be dedicated to acquiring additional miners, further bolstering the Company's mining capabilities.

Richard Russell, CFO of LM Funding, stated, "We closed the quarter with approximately $10.2 million in cash and Bitcoin, and our working capital stood robust at $8.4 million. We are currently optimistic about the financial prospects of Bitcoin and our business outlook."

Financial Highlights

•
Revenue: Digital mining revenue decreased to $2.9 million in Q2 2024 from $3.0 million in Q2 2023, despite an increase in Bitcoin prices, due to reduced mined volume arising from the halving event and the repositioning of miners during the month of June.
•
Operating Expenses: Operating expenses rose to $7.8 million from $6.4 million year-on-year, due primarily to a $1.3 million loss in Bitcoin fair value and an increase in depreciation and amortization costs.
•
Net Loss: LM Funding reported a net loss attributable to shareholders of approximately $6.1 million, factoring in a $1.9 million unrealized loss on securities, compared to a $4.5 million loss in the prior year.
•
Core EBITDA: Core EBITDA loss widened to $2.2 million in Q2 2024 from $0.1 million in Q2 2023, although positive Core EBITDA for the first half of 2024 increased to $2.2 million due to expanded Bitcoin operations (Core EBITDA is a non-GAAP financial measure, and a reconciliation of Core EBITDA to net loss can be found below).

Investor Conference Call

LM Funding will host a conference call today, August 15, 2024, at 11:00 A.M. Eastern Time to discuss the Company’s financial results for the quarter ended June 30, 2024, as well as the Company’s corporate progress and other developments.

The conference call will be available via telephone by dialing toll-free +1 877-545-0523 for U.S. callers or +1 973-528-0016 for international callers and entering access code 747242. A webcast of the call may be accessed at https://www.webcaster4.com/Webcast/Page/2917/51031 or on the investor relations section of the company’s website, https://www.lmfunding.com/investors/news-events/ir-calendar.

A webcast replay will be available on the investor relations section of the company’s website at https://www.lmfunding.com/investors/news-events/ir-calendar through August 15, 2025. A telephone replay of the call will be available approximately one hour following the call, through August 29, 2024, and can be accessed by dialing 877-481-4010 for U.S. callers or +1 919-882-2331 for international callers and entering access code 51031.

About LM Funding America

LM Funding America, Inc., (Nasdaq: LMFA) and its subsidiaries are a cryptocurrency mining business that commenced Bitcoin mining operations in September 2022. The Company also operates a technology-based specialty finance company that provides funding to nonprofit community associations (Associations) primarily located in the state of Florida, as well as in the states of Washington, Colorado, and Illinois, by funding a certain portion of the Associations' rights to delinquent accounts that are selected by the Associations arising from unpaid Association assessments.

Forward-Looking Statements

This press release may contain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Some of these risks and uncertainties are identified in the Company's most recent Annual Report on Form 10-K and its other filings with the SEC, which are available at www.sec.gov. These risks and uncertainties include, without limitation, uncertainty created by the risks of operating in the cryptocurrency mining business, uncertainty in the cryptocurrency mining business in general, problems with hosting vendors in the mining business, the capacity of our Bitcoin mining machines and our related ability to purchase power at reasonable prices, the ability to finance our planned cryptocurrency mining operations, our ability to acquire new accounts in our specialty finance business at appropriate prices, the potential need for additional capital in the future, changes in governmental regulations that affect our ability to collect sufficient amounts on defaulted consumer receivables, changes in the credit or capital markets, changes in interest rates, negative press regarding the debt collection industry, and the risk of pandemics such as the COVID-10 pandemic. The occurrence of any of these risks and uncertainties could have a material adverse effect on our business, financial condition, and results of operations.

Contact:

Crescendo Communications, LLC

Tel: (212) 671-1020

Email: LMFA@crescendo-ir.com

(tables follow)

LM Funding America, Inc. and Subsidiaries Consolidated Balance Sheets

	June 30,	December 31,
	2024 (Unaudited)	2023
Assets
Cash	$ 145,648	$ 2,401,831
Digital assets	10,032,104	3,416,256
Finance receivables	34,295	19,221
Marketable securities	22,140	17,860
Receivable from sale of Symbiont assets	200,000	200,000
Current portion of notes receivable from Tech Infrastructure JV I LLC	174,529	-
Prepaid expenses and other assets	848,423	4,067,212
Income tax receivable	31,187	31,187
Current assets	11,488,326	10,153,567
Fixed assets, net	19,671,511	24,519,610
Deposits on mining equipment	20,847	20,837
Notes receivable from Seastar Medical Holding Corporation	-	1,440,498
Notes receivable from Tech Infrastructure JV I LLC - net of current portion	1,936,519	-
Long-term investments - equity securities	11,155	156,992
Investment in Seastar Medical Holding Corporation	785,565	1,145,486
Operating lease - right of use assets	136,430	189,009
Other assets	86,798	86,798
Long-term assets	22,648,825	27,559,230
Total assets	$ 34,137,151	$ 37,712,797

Liabilities and stockholders' equity
Accounts payable and accrued expenses	1,346,352	2,064,909
Note payable - short-term	1,583,753	567,586
Due to related parties	53,575	22,845
Current portion of lease liability	117,153	110,384
Total current liabilities	3,100,833	2,765,724

Lease liability - net of current portion	25,962	85,775
Long-term liabilities	25,962	85,775
Total liabilities	3,126,795	2,851,499
Stockholders' equity
Preferred stock, par value $.001; 150,000,000 shares authorized; no shares issued and outstanding as of June 30, 2024 and December 31, 2023	-	-
Common stock, par value $.001; 350,000,000 shares authorized; 2,492,964 shares issued and outstanding as of June 30, 2024 and 2,492,964 as of December 31, 2023	2,493	2,493
Additional paid-in capital	95,443,307	95,145,376
Accumulated deficit	(62,930,465)	(58,961,461)
Total LM Funding America stockholders' equity	32,515,335	36,186,408
Non-controlling interest	(1,504,979)	(1,325,110)
Total stockholders' equity	31,010,356	34,861,298

Total liabilities and stockholders’ equity	$ 34,137,151	$ 37,712,797

LM Funding America, Inc. and Subsidiaries Consolidated Statements of Operations (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenues:
Digital mining revenues	$ 2,893,073	$ 2,968,322	$ 7,490,981	$ 5,059,173
Specialty finance revenue	89,036	190,173	205,664	373,009
Rental revenue	29,238	37,155	62,306	76,986
Total revenues	3,011,347	3,195,650	7,758,951	5,509,168
Operating costs and expenses:
Digital mining cost of revenues (exclusive of depreciation and amortization shown below)	2,357,111	2,361,825	5,012,057	4,029,498
Staff costs and payroll	837,888	2,463,440	2,080,914	3,396,275
Depreciation and amortization	2,339,702	1,169,120	4,765,770	1,970,993
Loss (gain) on fair value of Bitcoin, net	1,265,485	-	(2,992,030)	-
Impairment loss on mining equipment	-	-	1,188,058	-
Impairment loss on mined digital assets	-	239,599	-	439,153
Realized gain on sale of mined digital assets	-	(646,458)	-	(1,070,791)
Professional fees	484,335	236,974	994,228	809,330
Selling, general and administrative	195,681	242,559	373,587	482,023
Real estate management and disposal	31,097	69,355	58,286	101,158
Collection costs	20,416	(373)	21,342	9,435
Settlement costs with associations	-	10,000	-	10,000
Other operating costs	223,112	205,943	437,617	457,854
Total operating costs and expenses	7,754,827	6,351,984	11,939,829	10,634,928
Operating loss	(4,743,480)	(3,156,334)	(4,180,878)	(5,125,760)
Unrealized gain (loss) on marketable securities	6,440	(1,412)	4,280	4,378
Impairment loss on prepaid machine deposits	-	-	-	(36,691)
Unrealized loss on investment and equity securities	(1,856,737)	(3,716,681)	(505,758)	(9,539,535)
Gain on fair value of purchased Bitcoin, net	-	-	57,926	-
Realized gain on sale of purchased digital assets	-	-	-	1,917
Gain on adjustment of note receivable allowance	-	1,052,543	-	1,052,543

Loss on disposal of assets	(33,887)	-	(42,057)	-
Other income - coupon sales	-	25,721	4,490	629,312
Other income - financing revenue	-	37,660	-	37,660
Interest expense	(36,893)	-	(107,719)	-
Interest income	17,228	116,147	26,353	171,224
Loss before income taxes	(6,647,329)	(5,642,356)	(4,743,363)	(12,804,952)
Income tax expense	-	-	-	-
Net loss	$ (6,647,329)	$ (5,642,356)	$(4,743,363)	$(12,804,952)
Less: loss attributable to non-controlling interest	574,474	1,093,177	160,253	2,869,441
Net loss attributable to LM Funding America Inc.	$ (6,072,855)	$ (4,549,179)	$(4,583,110)	$ (9,935,511)

Basic loss per common share	$ (2.44)	$ (2.08)	$ (1.87)	$ (4.55)
Diluted loss per common share	$ (2.44)	$ (2.08)	$ (1.87)	$ (4.55)

Weighted average number of common shares outstanding
Basic	2,485,822	2,189,123	2,457,012	2,185,572
Diluted	2,485,822	2,189,123	2,457,012	2,185,572

LM Funding America, Inc. and Subsidiaries Consolidated Statements of Cash Flows (Unaudited)

	Six Months ended June 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (4,743,363)	$ (12,804,952)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	4,765,770	1,970,993
Noncash lease expense	52,579	47,874
Stock compensation	76,322	564,930
Stock option expense	221,609	1,342,095
Accrued investment income	(25,265)	(91,864)
Digital assets other income	(4,490)	-
Gain on fair value of Bitcoin, net	(3,049,956)	-
Impairment loss on mining machines	1,188,058	-
Impairment loss on digital assets	-	439,153
Impairment loss on hosting deposits	-	36,691
Unrealized gain on marketable securities	(4,280)	(4,378)
Unrealized loss on investment and equity securities	505,758	9,539,535
Loss on disposal of fixed assets	42,057	-
Realized gain on sale of digital assets	-	(1,072,708)
Reversal of allowance loss on debt security	-	(1,052,543)
Change in operating assets and liabilities:
Prepaid expenses and other assets	3,218,789	(85,713)
Hosting deposits	-	(193,897)
Advances (repayments) to related party	30,730	(7,271)
Accounts payable and accrued expenses	(718,557)	434,241
Mining of digital assets	(7,490,981)	(5,059,173)
Proceeds from sale of digital assets	-	4,579,676
Lease liability payments	(53,044)	(45,913)
Net cash used in operating activities	(5,988,264)	(1,463,224)
CASH FLOWS FROM INVESTING ACTIVITIES:
Net collections of finance receivables - original product	(14,443)	(1,824)
Net collections of finance receivables - special product	(631)	14,529
Capital expenditures	(1,226,602)	(1,744,609)
Proceeds from sale of fixed assets	78,806	-
Investment in Tech Infrastructure JV I LLC note receivable	(2,094,351)	-
Collection of notes receivable	1,449,066	1,661,171
Investment in digital assets	-	(35,157)
Proceeds from sale of digital assets	4,543,685	43,678
Symbiont asset acquisition	-	(402,359)

Distribution to members	(19,616)	-
Net cash from (used in) investing activities	2,715,914	(464,571)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from borrowings	1,500,000	-
Insurance financing repayments	(483,833)	(357,649)
Insurance financing	-	1,227
Issue costs from the issuance of common stock	-	(106,550)
Net cash from (used in) financing activities	1,016,167	(462,972)
NET DECREASE IN CASH	(2,256,183)	(2,390,767)
CASH - BEGINNING OF PERIOD	2,401,831	4,238,006
CASH - END OF PERIOD	$ 145,648	$ 1,847,239

SUPPLEMENTAL DISCLOSURES OF NON-CASH ACTIVITIES

ROU assets and operating lease obligation recognized	$ -	$ 21,887
Reclassification of mining equipment deposit to fixed assets, net	$ -	$ 1,172,888
Change in accounting principle (see Note 1)	$ 614,106	$ -
SUPPLEMENTAL DISCLOSURES OF CASHFLOW INFORMATION
Cash paid for taxes	$ -	$ -
Cash paid for interest	$ 134,751	$ -

NON-GAAP FINANCIAL INFORMATION (unaudited)

Our reported results are presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We also disclose Earnings before Interest, Tax, Depreciation and Amortization ("EBITDA") and Core Earnings before Interest, Tax, Depreciation and Amortization ("Core EBITDA") which adjusts for unrealized loss on investment and equity securities, unrealized gain on convertible debt securities, impairment loss on mined digital assets, impairment of intangible long-lived assets, impairment of prepaid hosting deposits, impairment of mining machine deposits and gain on adjustment of note receivable allowance and stock compensation expense and option expense, all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of Bitcoin miners.

The following tables reconcile net loss, which we believe is the most comparable GAAP measure, to EBITDA and Core EBITDA:

	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023	2024	2023

Net loss	$ (6,647,329)	$ (5,642,356)	$ (4,743,363)	$(12,804,952)
Interest expense	36,893	-	107,719	-
Depreciation and amortization	2,339,702	1,169,120	4,765,770	1,970,993
Income (loss) before interest, taxes & depreciation	$ (4,270,734)	$ (4,473,236)	$ 130,126	$(10,833,959)
Unrealized loss on investment and equity securities	1,856,737	3,716,681	505,758	9,539,535
Gain on adjustment of note receivable allowance	-	(1,052,543)	-	(1,052,543)
Impairment loss on prepaid hosting deposits	-	-	-	36,691
Costs associated with At-the-Market Equity program	119,050	-	119,050	-
Impairment loss on mining equipment	-	-	1,188,058	-
Stock compensation and option expense	116,080	1,712,669	297,931	1,907,025
Core income (loss) before interest, taxes & depreciation	$ (2,178,867)	$ (96,429)	$ 2,240,923	$ (403,251)